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                                                                   Exhibit 10.26


                             AMENDMENT NO. 1 TO THE
                       CONLEY, CANITANO & ASSOCIATES, INC.
                           1997 EQUITY AND PERFORMANCE
                           INCENTIVE PLAN (THE "PLAN")



                  1. AMENDMENT. Section 3(a) of the Plan is hereby amended and restated to read in its entirety as follows:

                  "(a) Subject to adjustment as provided in Section 3(b) and
Section 8 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares or (iv) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed in the aggregate One Million Four Hundred Twenty Thousand (1,420,000) Common Shares, plus any shares described in Section 3(b). Such shares may be shares of original issuance."

                  2. REAFFIRMATION. As amended hereby, the Plan is and shall remain in full force and effect in accordance with its respective terms and conditions.